UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

October 8, 2014

Date of Report (Date of earliest event reported)

Rentrak Corporation

(Exact name of Registrant as specified in its charter)

Oregon	000-15159	93-0780536
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 NE Ambassador Place

Portland, Oregon 97220

(Address of Principal Executive Offices and Zip Code)

503-284-7581

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On October 8, 2014, Rentrak Corporation, an Oregon corporation (the “Company”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Competitive Media Reporting, LLC, a Delaware limited liability company, (“Seller” or “CMR”), an affiliate of WPP plc, to acquire (the “Asset Purchase”) the United States television measurement business of WPP’s Kantar business unit (the “Business”). Pursuant to the Asset Purchase Agreement, the Company agreed to purchase Kantar’s customer contracts and customer relationships in the United States television measurement market (the “Purchased Assets”).

In consideration for the purchase of the Purchased Assets, the Company agreed to assume specified liabilities of the Seller, and to issue 1,526,790 shares of its unregistered common stock (the “Stock Consideration”) to CMR. Based on the closing price of the Company’s common stock on October 8, 2014, the Stock Consideration has an approximate value of $98.5 million. The Company will issue the Stock Consideration pursuant to an exemption from registration under Regulation D under the Securities Act of 1933, as amended (the “Act”), based in part on the Seller’s representation to the Company that it is an “accredited investor” as that term is defined under Rule 501(a) under the Act.

The Asset Purchase Agreement contains various representations, warranties, covenants, indemnification obligations and other provisions customary for a transaction of this nature, including, among others, Seller’s covenant not to solicit employees of the Business transferred to the Company and not to compete with the Business in the United States for a period of four years, subject to certain limitations.

The closing of the Asset Purchase is subject to customary closing conditions, including, among others, (i) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (ii) the absence of legal restraints preventing the consummation of the Asset Purchase.

Investor Rights Agreement

Also on October 8, 2014, the Company entered into an investor rights agreement (the “Investor Rights Agreement”) with CMR and WPP Luxembourg Gamma Three S.à r.l., also an affiliate of WPP plc ( “WPP Luxembourg”). Pursuant to the Investor Rights Agreement, CMR and WPP Luxembourg (collectively, the “Investor”) agreed to specified restrictions on the transfer and acquisition of additional shares of the Company’s common stock. The Investor Rights Agreement also grants the Investor the right to request the Company to register the shares of the Company’s common stock it holds in various circumstances and the right to appoint a board observer, who will be authorized to attend all meetings of the Company’s board of directors except in specified circumstances.

The foregoing description of the Asset Purchase Agreement and Investor Rights Agreement (collectively, the “Agreements”), and the transactions they contemplate, does not purport to be complete, and is qualified in its entirety by reference to the copies of the Agreements, which are filed as exhibits hereto and are incorporated by reference herein. The representations, warranties and covenants contained in the Agreements were made only for purposes of each particular agreement and as of specific dates; were solely for the benefit of the parties to the Agreements; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, CMR, WPP Luxembourg or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreements, which subsequent information may or may not be fully reflected in public disclosures. Accordingly, investors should read the representations and warranties in the Agreements not in isolation but only in conjunction with the other information about the Company, CMR or WPP Luxembourg that the respective companies include in reports, statements and other filings the Company makes with the Securities and Exchange Commission.

Amendment No. 1 to Rights Agreement

On October 8, 2014, the Company and Computershare Trust Company, N.A., successor rights agent to U.S. Stock Transfer Corporation (the “Rights Agent”), entered into Amendment No. 1 (the “Amendment”) to that certain Rights Agreement (the “Rights Agreement”) dated as of May 18, 2005, by and between the Company and U.S. Stock Transfer Corporation. The Amendment changes the definition of “Acquiring Person” in the Rights Agreement so that, so long as they collectively hold no more than twenty percent (20%) of the then-outstanding shares of the Company’s common stock, CMR, WPP Luxembourg and certain of their affiliates are deemed not to be an Acquiring Person under the Rights Agreement with respect to shares of the Company’s common stock they acquire or may acquire pursuant to the Stock Purchase Agreement, Asset Purchase Agreement and certain open market stock acquisitions.

The foregoing summary of the Amendment does not purport to be complete and is subject and qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 4.2 and is incorporated herein by reference. A copy of the Rights Agreement as originally executed is attached as Exhibit 4.2 to the Current Report on Form 8-K filed by the Company on May 18, 2005, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The description of the Stock Consideration in the Asset Purchase set forth in Item 1.01 is incorporated herein by reference.

On October 8, 2014, the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”) with WPP Luxembourg. Pursuant to the Stock Purchase Agreement, the Company agreed to issue and sell to WPP Luxembourg, at the time of and contingent upon the closing of the Asset Purchase, 943,834 shares of the Company’s unregistered common stock (the “Stock Purchase Shares”) in exchange for $55,846,653 cash. The Company will issue the Stock Purchase Shares pursuant to an exemption from registration under Regulation D under the Act, based in part on WPP Luxembourg’s representation to the Company that it is an “accredited investor” as that term is defined under Rule 501(a) under the Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under the heading “Amendment No. 1 to Rights Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 2.1	Asset Purchase Agreement, dated as of October 8, 2014, by and between Rentrak Corporation and Competitive Media Reporting, LLC.

Exhibit 4.1	Investor Rights Agreement, dated as of October 8, 2014, by and among Rentrak Corporation, Competitive Media Reporting, LLC and WPP Luxembourg Gamma Three S.à r.l.

Exhibit 4.2	Amendment No. 1, dated as of October 8, 2014, to Rights Agreement, dated as of May 18, 2005, by and between Rentrak Corporation and Computershare Trust Company, N.A., successor rights agent to U.S. Stock Transfer Corporation, as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2014

RENTRAK CORPORATION

By:	/s/ David I. Chemerow
	Name:	David I. Chemerow
	Title:	Chief Operating Officer, Chief Financial Officer and Secretary